Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Director

SA Recovery Corp.

We hereby consent to the incorporation by reference on Form 10 of our report dated April 15, 2009 relating to the financial statements for the fiscal years ended February 28, 2009, included herein.

/s/ M&K CPAS, PLLC

www.mkacpas.com

April 27, 2009

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